SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) November 9, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                          0-16014                  23-2417713
(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)



                Main at Water Street - Coudersport, PA  16915-1141
              (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events and Regulation FD Disclosure.

         The Registrant is filing certain exhibits under Item 7 hereof, which are with respect to the recently announced issuances of the Registrant's Class A Common Stock and 7.5% Series E Mandatory Convertible Preferred Stock.

Item 7.  Financial Statements and Exhibits

Exhibit No.                           Description

1.01 Class A Common Stock Underwriting Agreement among Adelphia Communications Corporation, Goldman, Sachs & Co., as representative of the Underwriters, dated November 9, 2001 (Filed herewith).

1.02 7.5% Series E Mandatory Convertible Preferred Stock Underwriting Agreement among Adelphia Communications Corporation and Goldman, Sachs & Co., dated November 9, 2001 (Filed herewith).

3.01 Certificate of Designations with respect to the Registrant's 7.5% Series E Mandatory Convertible Preferred Stock (Filed herewith).

4.01 Form of Certificate for the Registrant's 7.5% Series E Mandatory Convertible Preferred Stock (filed herewith).

10.01 Purchase Agreement between the Registrant and Highland 2000, L.P. dated November 9, 2001, regarding the Class B Common Stock of the Registrant (Filed herewith).

10.02 Purchase Agreement between the Registrant and Highland 2000, L.P. dated November 9, 2001, regarding the 7.5% Series E Mandatory Convertible Preferred Stock of the Registrant (Filed herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2001         ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                 By:   /s/ Timothy J. Rigas
                                 ------------------------------------
                                       Timothy J. Rigas
                                       Executive Vice President, Treasurer
                                       and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                           Description

1.01 Class A Common Stock Underwriting Agreement among Adelphia Communications Corporation, Goldman, Sachs & Co., as representative of the Underwriters, dated November 9, 2001 (Filed herewith).

1.02 7.5% Series E Mandatory Convertible Preferred Stock Underwriting Agreement among Adelphia Communications Corporation and Goldman, Sachs & Co., dated November 9, 2001 (Filed herewith).

3.01 Certificate of Designations with respect to the Registrant's 7.5% Series E Mandatory Convertible Preferred Stock (Filed herewith).

4.01 Form of Certificate for the Registrant's 7.5% Series E Mandatory Convertible Preferred Stock (filed herewith).

10.01 Purchase Agreement between the Registrant and Highland 2000, L.P. dated November 9, 2001, regarding the Class B Common Stock of the Registrant (Filed herewith).

10.02 Purchase Agreement between the Registrant and Highland 2000, L.P. dated November 9, 2001, regarding the 7.5% Series E Mandatory Convertible Preferred Stock of the Registrant (Filed herewith).